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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 18, 2001

PRICE LEGACY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	0-20449 (Commission File Number)	33-0628740 (I.R.S. Employer Identification No.)

17140 Bernardo Center Drive, Suite 300
San Diego, California 92128
(Address of Principal Executive Offices) (Zip Code)

(858) 675-9400
(Registrant's telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

    Price Legacy Corporation, a Maryland corporation formerly known as Price Enterprises, Inc., hereby amends Item 7 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 19, 2001 to read in its entirety as follows:

Item 7. Financial Statements and Exhibits.

  (a)
  Financial Statements of Business Acquired.

  (i)
  The Consolidated Financial Statements of Excel Legacy Corporation as of December 31, 2000, and for each of the years ended December 31, 2000 and 1999, are incorporated by reference herein.

  (ii)
  The Unaudited Consolidated Financial Statements of Excel Legacy Corporation as of June 30, 2001, and for each of the six months ended June 30, 2001 and 2000, are incorporated by reference herein.

  (b)
  Pro Forma Financial Information.

  (i)
  Unaudited Pro Forma Consolidated Condensed Balance Sheet as of June 30, 2001.

  (ii)
  Unaudited Pro Forma Consolidated Condensed Statement of Income for the year ended December 31, 2000.

  (iii)
  Unaudited Pro Forma Consolidated Condensed Statement of Income for the six months ended June 30, 2001.

  (iv)
  Notes and Management's Assumptions to Pro Forma Consolidated Condensed Financial Information—Unaudited.

  (c)
  Exhibits.

2.1(1)	Agreement and Plan of Merger, dated as of March 21, 2001, by and among Price Enterprises, Inc., PEI Merger Sub, Inc. and Excel Legacy Corporation.
3.1(2)	Articles of Amendment and Restatement of Price Legacy Corporation.
4.1(2)	Specimen stock certificate representing common stock of Price Legacy Corporation.
10.1(1)
Securities Purchase Agreement, dated as of March 21, 2001, by and among Price Enterprises, Inc., Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V.
10.2(3)	Conversion Agreement, dated as of April 12, 2001, by and among Price Enterprises, Inc., The Sol and Helen Price Trust, Warburg, Pincus Equity Partners, L.P. and Excel Legacy Corporation.
10.3(2)
Registration Rights Agreement, dated as of September 18, 2001, by and among Price Enterprises, Inc., Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V.
10.4(1)	Form of Common Stock Purchase Warrant issued to Warburg, Pincus Equity Partners, L.P. and The Price Group LLC.
99.1(2)	Joint Press Release, dated September 18, 2001, of Excel Legacy Corporation and Price Enterprises, Inc.
99.2(4)	Financial Statements of Excel Legacy Corporation.
99.3(5)	Unaudited Pro Forma Financial Information.

(1)
Incorporated by reference to Current Report on Form 8-K of Enterprises filed with the SEC on March 23, 2001.

(2)
Previously filed.

(3)
Incorporated by reference to Quarterly Report on Form 10-Q/A of Enterprises filed with the SEC on May 24, 2001.

(4)
Incorporated by reference to Annual Report on Form 10-K of Legacy filed with the SEC on March 20, 2001, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 27, 2001, Amendment No. 2 on Form 10-K/A filed with the SEC on May 25, 2001 and Amendment No. 3 on Form 10-K/A filed with the SEC on July 31, 2001, and Quarterly Report on Form 10-Q of Legacy filed with the SEC on August 14, 2001.

(5)
Filed herewith.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICE LEGACY CORPORATION

Date: November 8, 2001	By: /s/ James Y. Nakagawa Name: James Y. Nakagawa Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1(1)	Agreement and Plan of Merger, dated as of March 21, 2001, by and among Price Enterprises, Inc., PEI Merger Sub, Inc. and Excel Legacy Corporation.
3.1(2)	Articles of Amendment and Restatement of Price Legacy Corporation.
4.1(2)	Specimen stock certificate representing common stock of Price Legacy Corporation.
10.1(1)
Securities Purchase Agreement, dated as of March 21, 2001, by and among Price Enterprises, Inc., Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V.
10.2(3)	Conversion Agreement, dated as of April 12, 2001, by and among Price Enterprises, Inc., The Sol and Helen Price Trust, Warburg, Pincus Equity Partners, L.P. and Excel Legacy Corporation.
10.3(2)
Registration Rights Agreement, dated as of September 18, 2001, by and among Price Enterprises, Inc., Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V.
10.4(1)	Form of Common Stock Purchase Warrant issued to Warburg, Pincus Equity Partners, L.P. and The Price Group LLC.
99.1(2)	Joint Press Release, dated September 18, 2001, of Excel Legacy Corporation and Price Enterprises, Inc.
99.2(4)	Financial Statements of Excel Legacy Corporation.
99.3(5)	Unaudited Pro Forma Financial Information.

(1)
Incorporated by reference to Current Report on Form 8-K of Enterprises filed with the SEC on March 23, 2001.

(2)
Previously filed.

(3)
Incorporated by reference to Quarterly Report on Form 10-Q/A of Enterprises filed with the SEC on May 24, 2001.

(4)
Incorporated by reference to Annual Report on Form 10-K of Legacy filed with the SEC on March 20, 2001, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 27, 2001, Amendment No. 2 on Form 10-K/A filed with the SEC on May 25, 2001 and Amendment No. 3 on Form 10-K/A filed with the SEC on July 31, 2001, and Quarterly Report on Form 10-Q of Legacy filed with the SEC on August 14, 2001.

(5)
Filed herewith.

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